UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 2, 2009
(Date of earliest event reported: November 2, 2009)

Revlon Consumer Products Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Revlon, Inc.'s wholly-owned operating subsidiary, Revlon Consumer Products Corporation ("RCPC"), is seeking amendments to its bank term loan credit agreement and bank revolver credit agreement (the "Bank Credit Agreements") that would permit RCPC to conduct certain refinancing transactions on a variety of terms and conditions, including terms that would permit RCPC to seek to refinance its 9.5% Senior Notes due April 2011 on a secured basis.

The proposed amendments to RCPC's Bank Credit Agreements are expected to be consummated in November 2009, subject to market and other customary conditions, including the receipt of consents from the appropriate lenders. There can be no assurances that any of these transactions will be consummated.

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the plans of Revlon, Inc. and RCPC (together, the "Company") and their strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company's beliefs, expectations, focus and/or plans regarding future events, including the Company's plans to secure the proposed amendments to RCPC's Bank Credit Agreements, as well as the terms and conditions of such proposed amendments, and RCPC's possibly seeking to refinance its 9.5% Senior Notes due April 2011 on a secured basis. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company's filings with the SEC, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, Quarterly Reports on Form 10-Q and other Current Reports on Form 8-K filed with the SEC during 2009 (which may be viewed on the SEC's website at http://www.sec.gov or on Revlon, Inc.'s website at http://www.revloninc.com), as well as reasons including difficulties, delays, unexpected costs or the inability of RCPC to consummate, in whole or in part,  the amendments to the Bank Credit Agreements or any future refinancing transactions, including due to market conditions or other factors. Factors other than those referred to above could also cause the Company's results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

By: /s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human Resources, Chief Legal Officer and General Counsel

Date: November 2, 2009